Exhibit 20.1

                                     Consent

In accordance with Rule 438 of Regulation C of the Securities Act of 1933, the undersigned hereby consents to his/her name being set forth as a proposed officer and/or director in the Cactus Spina, Inc., Form S-4 Registration Statement (No. 333-43148) and amendments thereto.

Dated: May 9, 2001                              /s/ Brad Churchill
                                                ----------------------------
                                                Brad Churchill

                                                /s/ Lise Bradley
                                                ----------------------------
                                                Lise Bradley

                                                /s/ Tom Milne
                                                ----------------------------
                                                Tom Milne

                                                /s/ Bill Burns
                                                ----------------------------
                                                Bill Burns

                                                /s/ Denice Hansen
                                                ----------------------------
                                                Denice Hansen